UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 26, 2026
Date of Report (Date of earliest event reported)
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8080 Norton Parkway
Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 534-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	AVY	New York Stock Exchange
3.750% Senior Notes due 2034	AVY34	Nasdaq Stock Market
4.000% Senior Notes due 2035	AVY35	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 26, 2026, the Board of Directors (the “Board”) of Avery Dennison Corporation (the “Company”) approved an amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”), effective as of such date.

The Amended and Restated Bylaws make the following changes:

(i)	Include a requirement in the advance notice provisions that a proposing stockholder disclose any material interest in the business to be brought before the meeting of stockholders by such stockholder and the beneficial owner, if any, on whose behalf a proposal is made (see Article II, Section 14);

(ii)	Include a requirement for the Company’s secretary to deliver a form of questionnaire and written representation and agreement to a requesting stockholder of record within ten (10) days of such request (see Article II, Section 16);

(iii)	Remove certain references regarding the nature of Board determinations (see Article II, Section 17);

(iv)	Increase the mandatory retirement age for directors from 72 to 75 years in line with corresponding changes made to the Company’s Corporate Governance Guidelines on February 26, 2026 and current market practices (see Article III, Section 3); and

(v)	Make other non-substantive and clarifying changes (see Article II, Section 14; Article II, Section 17; Article VI, Section 1; Article VII, Section 7; and Article VIII, Section 1).

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Title

3.1	Amended and Restated Bylaws of Avery Dennison Corporation as of February 26, 2026

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Amended and Restated Bylaws of Avery Dennison Corporation as of February 26, 2026

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: February 26, 2026	By:	/s/ Ignacio J. Walker
		Name: Title:	Ignacio J. Walker Senior Vice President and Chief Legal Officer